Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13D. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of January 2, 2024.

ONEX CORPORATION

By:	/s/ David Copeland
Name:	David Copeland
Title:	Managing Director - Tax

By:	/s/ Chris Govan
Gerald W. Schwartz, by Chris Govan, attorney-in-fact pursuant to a power of attorney incorporated herein by reference from the Schedule 13G/A with respect to Fly Leasing Limited filed by Mr. Schwartz and other reporting persons on April 3, 2017

ONEX PARTNERS GP INC.

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Vice President

ONEX PARTNERS III GP LP

By: Onex Partners GP Inc., its General Partner

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Vice President

ONEX PARTNERS III LP

By: Onex Partners III GP LP, its General Partner
By: Onex Partners GP Inc., its General Partner

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Vice President

ONEX PARTNERS III PV LP

By: Onex Partners III GP LP, its General Partner
By: Onex Partners GP Inc., its General Partner

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Vice President

ONEX PARTNERS III SELECT LP

By: Onex Partners III GP LP, its General Partner
By: Onex Partners GP Inc., its General Partner

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Vice President

ONEX AMERICAN HOLDINGS II LLC

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Director

ONEX AMERICAN HOLDINGS GP LLC

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Director

ONEX US PRINCIPALS LP

By: Onex American Holdings GP LLC, its General Partner

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Director

ONEX PRIVATE EQUITY HOLDINGS LLC

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Director

ONEX PARTNERS HOLDINGS LLC

By: Onex Private Equity Holdings LLC

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Director

ONEX OP V HOLDINGS SARL

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Type A Manager

By:	/s/ Sascha Groll
Name:	Sascha Groll
Title:	Type B Manager

1597257 ONTARIO INC.

By:	/s/ Michelle Iskander
Name:	Michelle Iskander
Title:	Secretary

NEW PCO II INVESTMENTS LTD.

By:	/s/ Michelle Iskander
Name:	Michelle Iskander
Title:	Secretary

ONEX ADVISOR SUBCO III LLC

By:	/s/ Joel Greenberg
Name:	Joel Greenberg
Title:	Director

ONEX PARTNERS CANADIAN GP INC.

By:	/s/ David Copeland
Name:	David Copeland
Title:	Vice President

By:	/s/ Derek MacKay
Name:	Derek MacKay
Title:	Vice President

ONEX PARTNERS V GP LIMITED

By:	/s/ Kosty Gilis
Name:	Kosty Gilis
Title:	Authorized Person

OPV GEM AGGREGATOR LP.

By: Onex Partners V GP Limited, its General Partner,

By:	/s/ Kosty Gilis
Name:	Kosty Gilis
Title:	Authorized Person